U.S. GLOBAL INVESTORS FUNDS

                         SUPPLEMENT DATED JULY 15, 2003
                    TO THE PROSPECTUS DATED NOVEMBER 1, 2002


The prospectus is hereby supplemented to reflect that U.S. Global Investors, Inc. (Adviser) has temporarily and voluntarily agreed to waive fees and/or reimburse expenses in an effort to maintain a certain yield for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund. The Adviser may recapture any fees waived and/or expenses reimbursed under this arrangement. Accordingly, the following addition is made to the Fees and Expenses section of the prospectus.

PAGE 22 - MONEY MARKET FUND YIELD. Insert the following paragraph as a third paragraph under the Tax-Free and Government Money Market Funds Fee Table.

      For the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, the Adviser may waive fees and/or reimburse expenses of the fund to the extent necessary to maintain the fund's yield at a certain level as determined by the Adviser (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund's yield to fall below the Minimum Yield. This recapture could negatively affect the fund's yield and expenses in the future.


In addition, the Adviser has agreed to limit total operating expenses of certain funds. Accordingly, the following change is made to the second paragraph on page 22

PAGE 22 - EXPENSE LIMITATION. Delete the second sentence in the second paragraph and substitute the following:

      The Adviser has contractually limited total fund operating expenses to not exceed 1.75% for the All American Fund, 0.70% for the Tax Free Fund, and 0.45% for the Near-Term Tax Free Fund and the Government Securities Savings Fund on an annualized basis through June 30, 2004, and until such later date as the Adviser determines.